UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 12, 2021, Stratus Properties Inc. (Stratus) and Computershare Inc., a Delaware corporation, as rights agent, entered into Amendment No. 2 (Amendment No. 2) to the Stockholder Rights Agreement, dated as of September 22, 2020, and amended March 12, 2021 (as amended, the Rights Agreement). Pursuant to Amendment No. 2, the Final Expiration Time (as defined in the Rights Agreement) was advanced from the Close of Business on September 22, 2023, to the Close of Business on August 12, 2021. As a result of Amendment No. 2, effective as of the Close of Business on August 12, 2021, the Rights (as defined in the Rights Agreement) expired and are no longer outstanding. In addition, the Rights Agreement has terminated. Capitalized terms used but not defined herein have the meaning given in the Rights Agreement.

In connection with its authorization and approval of Amendment No. 2, Stratus’ Board of Directors (Board) considered, among other things, that Stratus’ stockholders did not ratify, on an advisory basis, the Rights Agreement at Stratus’ annual meeting of stockholders.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement and Amendment to Stockholder Rights Agreement, copies of which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and Amendment No. 2, a copy of which is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference. The Rights Agreement is more fully described in Item 3.03 of Stratus’ Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2020, and the Amendment to Stockholder Rights Agreement is more fully described in Item 1.01 of Stratus’ Current Report on Form 8-K filed with the Securities and Exchange Commission on March 15, 2021, which descriptions are incorporated into this Item 1.02 by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Items 1.01 and 1.02 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 12, 2021, Stratus’ Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, approved an increase in the size of the Board from seven directors to eight directors and appointed Laurie L. Dotter to serve as a Class I director of the Board, effective immediately. Ms. Dotter was also appointed as a member of the Audit Committee and the Compensation Committee of the Board. As a Class I director, Ms. Dotter will serve until Stratus’ 2023 annual meeting of stockholders and until her successor is duly elected and qualified.

The Board determined that Ms. Dotter is independent pursuant to the director independence standards established under the NASDAQ Stock Market listing rules and Stratus’ Corporate Governance Guidelines, and that she meets the additional requirements for service on Stratus’ Audit and Compensation Committee. The Board now consists of eight directors, seven of whom are independent. There is no arrangement or understanding between Ms. Dotter and any other person pursuant to which Ms. Dotter was selected as a director. There are no transactions involving Stratus and Ms. Dotter that Stratus would be required to report under Item 404(a) of Regulation S-K.

Ms. Dotter will receive compensation for her Board and committee service in accordance with Stratus’ standard compensation arrangements for non-employee directors, which are described in Stratus’ definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 12, 2021 under the heading “Director Compensation.” With respect to the equity-based component of Stratus’ non-employee director compensation arrangements, on August 12, 2021, Stratus approved a grant of 100 restricted stock units to Ms. Dotter. The restricted stock units will vest ratably over four years beginning on September 1, 2021.

Stratus’ current Class III directors, with terms expiring at the 2022 annual meeting of stockholders and until their successors are elected and qualified, are William H. Armstrong III, Kate B. Henriksen and Charles W. Porter. Stratus’ current Class I directors, with terms expiring at the 2023 annual meeting of stockholders and until their successors are elected and qualified, are Laurie L. Dotter, James E. Joseph and Michael D. Madden. Stratus’ current Class II directors, with terms expiring at the 2024 annual meeting of stockholders and until their successors are elected and qualified, are James C. Leslie and Neville L. Rhone, Jr.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on September 22, 2020, Stratus previously filed a certificate of designation with the Delaware Secretary of State setting forth the rights, preferences and privileges of Series D Participating Cumulative Preferred Stock, par value $0.01 per share (the Series D Participating Cumulative Preferred Stock) issuable upon exercise of the Rights.

Following the expiration of the Rights and the termination of the Rights Agreement, on August 12, 2021, Stratus filed a certificate of elimination (the Certificate of Elimination) with the Delaware Secretary of State eliminating the Series D Participating Cumulative Preferred Stock and returning them to authorized but unissued shares of Stratus’ preferred stock, without designation. The Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events.

Stratus issued a press release dated August 12, 2021, announcing the appointment of Laurie L. Dotter to the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
3.1	Certificate of Elimination of the Series D Participating Cumulative Preferred Stock of the Company, dated August 12, 2021.
4.1
Stockholder Rights Agreement, dated as of September 22, 2020, by and between Stratus Properties Inc. and Computershare Inc., as Rights agent (which includes the Form of Rights Certificate as Exhibit C thereto) (incorporated herein by reference to Exhibit 4.1 to Stratus’ Current Report on Form 8-K filed on September 22, 2020).

4.2
Amendment to Stockholder Rights Agreement, dated as of March 12, 2021, by and between Stratus Properties Inc. and Computershare Inc., as Rights Agent (incorporated herein by reference to Exhibit 4.2 to Stratus’ Current Report on Form 8-K filed on March 15, 2021).

4.3	Amendment No. 2 to Stockholder Rights Agreement, dated as of August 12, 2021, by and between Stratus Properties Inc. and Computershare Inc., as Rights Agent.
99.1	Press release dated August 12, 2021, titled “Stratus Properties Inc. Announces Appointment of Laurie L. Dotter to its Board of Directors.”
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)

Date: August 13, 2021